UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2009

GigOptix, Inc. (Exact name of Registrant as Specified in its Charter)

Delaware	333-153362	26-2439072
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2400 Geng Road Suite 100, Palo Alto, CA		94303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2- (b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On August 13, 2009, the board of directors of GigOptix, Inc. (the “Company”) approved the full acceleration of vesting from December 31, 2009 to December 1, 2009 of 50,092 shares of restricted stock issued by the Company on December 9, 2008 as consideration upon the merger with GigOptix LLC for restricted membership units in GigOptix LLC issued during 2008 to employees and consultants of GigOptix LLC. The shares of restricted stock subject to such full accelerated vesting include those shares previously issued to the following executive officers of the Company:

Executive Officer	Title	Shares of Restricted Stock

Avi Katz	Chairman of the Board, Chief Executive Officer and President	14,118

Dawn Casterson	Chief Accounting Officer and Acting Chief Financial Officer	4,813

Andrea Betti Berutto	Chief Technical Officer	8,727

Julie Tipton	Vice President of Marketing	2,344

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GIGOPTIX, INC.

By: /s/ Dawn Casterson

Dawn Casterson Acting Chief Financial Officer

Date: August 19, 2009